        MORGAN STANLEY VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2008 - DECEMBER 31, 2008

                                                                          AMOUNT OF     % OF       % OF
                                            OFFERING       TOTAL            SHARES     OFFERING    FUNDS
   SECURITY      PURCHASE/    SIZE OF       PRICE OF     AMOUNT OF        PURCHASED   PURCHASED     TOTAL                  PURCHASED
   PURCHASED     TRADE DATE   OFFERING       SHARES      OFFERING          BY FUND     BY FUND     ASSETS     BROKERS         FROM
---------------- ----------- ----------- ----------- ------------------- ------------ ---------- ---------- ------------- ----------

     Tyco        07/09/08         -        $99.970       $300,000,000.00    200,000     0.06%      0.37%       Goldman,        UBS
 Electronics                                                                                                Sachs & Co.,     Warburg
   Group SA                                                                                                   Banc of
 Noted 5.950%                                                                                                 America
due 01/15/2014                                                                                               Securities
                                                                                                             LLC, Citi,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             securities,
                                                                                                               Morgan
                                                                                                            Stanley, UBS
                                                                                                             Investment
                                                                                                                Bank,
                                                                                                              Barclays
                                                                                                             Capital, BNP
                                                                                                              PARIBAS,
                                                                                                              JPMorgan,
                                                                                                               Lehman
                                                                                                              Brothers

 Walgreen Co.    07/14/08         -        $99.610     $1,300,000,000.00     50,000     0.00%      0.09%       Banc of     JPMorgan
 Noted 4.875%                                                                                                  America    Securities
due 08/01/2013                                                                                               Securities
                                                                                                                 LLC,
                                                                                                              JPMorgan,
                                                                                                              Goldman,
                                                                                                            Sachs & Co.,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                                Wells
                                                                                                                Fargo
                                                                                                            Securities,
                                                                                                                Loop
                                                                                                               Capital
                                                                                                            Markets, LC

  Dupont El      07/23/08          -       $99.960     $1,250,000,000.00     55,000     0.00%      0.11%       Credit        Goldman
 Nemour Note                                                                                                   Suisse,        Sachs
  6.00% due                                                                                                    Goldman,
  07/15/2018                                                                                                Sachs & Co.,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                              Banc of
                                                                                                               America
                                                                                                             Securities
                                                                                                                 LLC,
                                                                                                              JPMorgan,
                                                                                                                ,RBS
                                                                                                              Greenwich
                                                                                                               Capital,
                                                                                                              Citi, ING
                                                                                                              Wholesale,
                                                                                                               Deutsche
                                                                                                                 Bank
                                                                                                             Securities,
                                                                                                                HSBC,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                              USA Inc.,
                                                                                                              Santander
                                                                                                             Investment,
                                                                                                               Scotia
                                                                                                              Capital,
                                                                                                              Standard
                                                                                                              Chartered
                                                                                                              Bank, UBS
                                                                                                             Investment
                                                                                                              Bank, The
                                                                                                              Williams
                                                                                                              Capital
                                                                                                             Group, L.P.

IBM Corp.        10/09/08         -        $98.890     $1,000,000,000.00    100,000     0.00%      0.22%       Banc of      Barclays
8.00% due                                                                                                      America      Capital
10/15/2038                                                                                                   Securities
                                                                                                                LLC,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Credit
                                                                                                               Suisse,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                             BNP PARIBAS,
                                                                                                                HSBC,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                            Inc., Morgan
                                                                                                            Stanley, USB
                                                                                                             Investment
                                                                                                                Bank

 Time Warner     11/13/08         -        $98.465     $1,250,000,000.00     45,000     0.00%      0.12%        Citi,      Citigroup
  Cable Inc.                                                                                                  Deutsche
 Note 8.750%                                                                                                    Bank
due 2/14/2019                                                                                                Securities,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                              USA Inc.,
                                                                                                              Goldman,
                                                                                                            Sachs & Co.,
                                                                                                              Banc of
                                                                                                              America
                                                                                                             Securities
                                                                                                             LLC, Daiwa
                                                                                                             Securities
                                                                                                               America
                                                                                                                Inc.,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Fortis
                                                                                                             Securities
                                                                                                             LLC, Morgan
                                                                                                              Stanley,
                                                                                                              Wachovia
                                                                                                             Securities,
                                                                                                             BNP PARIBAS,
                                                                                                                 RBS
                                                                                                              Greenwich
                                                                                                            Capital, UBS
                                                                                                             Investment
                                                                                                                Bank,
                                                                                                              Utendahl
                                                                                                               Capital
                                                                                                             Group, LLC,
                                                                                                            Loop Capital
                                                                                                            Markets, LLC

  Procter &      12/15/08         -        $99.978     $2,000,000,000.00    120,000     0.00$      0.32%        Citi,        Goldman
  Gamble Co.                                                                                                  Goldman,        Sachs
 Note 4.600%                                                                                                  Sachs &
due 01/15/2014                                                                                              Co., Morgan
                                                                                                              Stanley,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                            Securities,
                                                                                                              Merrill
                                                                                                              Lynch &
                                                                                                             Co., HSBC,
                                                                                                            J.P.Morgan,
                                                                                                                RBS
                                                                                                             Greenwich
                                                                                                              Capital,
                                                                                                              Banc of
                                                                                                              America
                                                                                                             Securities
                                                                                                                LLC,
                                                                                                             Mitsubishi
                                                                                                                UFJ
                                                                                                            Securities,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Credit
                                                                                                            Suisse, The
                                                                                                              Williams
                                                                                                              Capital
                                                                                                            Group, L.P.